TRANSAMERICA PARTNERS VARIABLE FUNDS
TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS
Supplement dated July 17, 2008 to the Prospectus dated May 1, 2008
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Small Core
Effective July 3, 2008, Transamerica Asset Management, Inc. (“TAM”) terminated its Investment Sub-Advisory Agreement with Mazama Capital Management with respect to the Transamerica Partners Small Core Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Variable Funds Small Core Subaccount are invested, and entered into a new Investment Sub-Advisory Agreement with Fort Washington Advisors, Inc. (“FWIA”).
FWIA, an Ohio corporation, was founded in 1990 and is the money management and primary investment arm of The Western and Southern Life Insurance Company, with more than $27.4 billion in assets as of December 31, 2007. (This does not include Todd Investment Advisors, Inc., a wholly owned subsidiary, with $3.7 billion in primary assets under management; or Fort Washington Capital Partners Group, a division of FWIA, with more than $1.4 billion in commitments under management and/or advertisement). The principal business address of FWIA is 303 Broadway, Suite 1200, Cincinnati, OH 45202.
Investment Team:
Bihag N. Patel, CFA, David K. Robinson, CFA, Daniel J. Kapusta and Richard R. Jandrain III are responsible for the day-to-day management of the Transamerica Partners Small Core Portfolio on behalf of FWIA.
Mr. Patel, Senior Portfolio Manager, is responsible for healthcare and finance (insurance and banks). Mr. Patel has been in the investment industry since 1986 and joined FWIA in 2004.
Mr. Robinson, Senior Portfolio Manager, is responsible for industrial, energy and materials. Mr. Robinson has been in the investment industry since 1986 and joined FWIA in 2004.
Mr. Kapusta, Senior Portfolio Manager, is responsible for the consumer and finance (brokers and REITS). Mr. Kapusta has been in the investment industry since 1987 and joined FWIA in 2004.
Mr. Jandrain, Managing Director and Senior Portfolio Manager, is responsible for technology. Mr. Jandrain has been in the investment industry since 1977 and joined FWIA in 2004.
INVESCO Institutional (NA), Inc., RS Investment Management Co. LLC and Wellington Management, LLP continue to serve as sub-advisers to the Transamerica Partners Small Core Portfolio in addition to FWIA.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolio.
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The following amends and replaces Appendix A on pages A-1 of the Transamerica Asset Allocation Variable Funds Prospectus:
As described in the prospectus, under normal market conditions the assets of each Asset Allocation Funds Subaccount are invested in Bond, Stock, and Money Market Subaccounts approximately as follows:

	Long-Term Expected Average Allocations
	Bond	Stock	Money Market
	Subaccounts	Subaccounts	Subaccounts
Short Horizon	88%	10%	2%
Intermediate Horizon	48%	50%	2%
Intermediate/Long Horizon	28%	70%	2%

TAM selects the underlying Subaccounts and the relative amounts to be invested in them. The Bond Subaccounts reflect a mix of short-term bonds, intermediate-term bonds, and high yield bonds. The Stock Subaccounts reflect a mix of large, and mid, and small cap domestic stocks as well as international stocks.
Currently, TAM seeks to allocate an Asset Allocation Fund’s Subaccount’s bond investments among sub-asset classes according to the following target percentages, under normal market conditions:

	Potential Asset	Underlying
Sub-Asset Class	Allocation Range	Subaccounts Available

Intermediate-term bonds	40-65%	Core Bond Subaccount
Short-term bonds	15-50%	High Quality Bond Subaccount Inflation-Protected Securities Subaccount

High-yield bonds	0-35%	High Yield Bond Subaccount

Currently, TAM seeks to allocate an Asset Allocation Funds Subaccount’s stock investments among sub-asset classes according to the following target percentages, under normal market conditions:

	Potential Asset	Underlying
Sub-Asset Class	Allocation Range	Subaccounts Available
Large cap stocks	35-70%	Large Core Subaccount Large Value Subaccount Large Growth Subaccount Growth Subaccount

Small and mid cap stocks	10-40%	Small Core Subaccount

International stocks	10-40%	International Equity Subaccount

In the short term, actual asset allocations may vary due to short term changes in cash flows caused by transfers into and out of the Asset Allocation Funds Subaccounts. Under normal circumstances each Asset Allocation Funds Subaccount invests in the Money Market Subaccount in minimal accounts for cash management and liquidity purposes. However, TAM may allocate the assets of each Asset Allocation

Funds Subaccount without limit to the Money Market Subaccount in attempting to respond to adverse market, political or other conditions or to process a large transfer into or out of an Asset Allocation Funds Subaccount.
The Asset Allocation Funds Subaccounts are not required to invest in all of the underlying subaccounts available, nor are they required to invest in any particular underlying subaccount. TAM may change the overall asset allocations between Bond and Stock Subaccounts at any time to reflect its current strategy for asset allocation, and also may change the relative amounts invested in a particular sub-asset class, at any time. From time to time, TAM may select new or different underlying subaccounts than those listed on this Appendix A, without prior approval or notice to contractholders.
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Investors should retain this Supplement for future reference.